Asset impairment	6 Months Ended
Jun. 30, 2023
Asset Impairment Charges [Abstract]
Asset impairment	Asset impairment
Our long-lived assets include flight equipment held for operating lease and definite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable. We perform event-driven impairment assessments of our flight equipment held for operating lease each quarter.
During the three and six months ended June 30, 2023, we recognized impairment charges of $2.1 million and $36.4 million, respectively. During the three and six months ended June 30, 2022, we recognized impairment charges of $11.8 million and $14.2 million, respectively. For all periods mentioned, the impairment charges were primarily related to lease terminations or sales transactions.
For the three and six months ended June 30, 2023, the impairment charges were partially offset by maintenance revenue recognized when we retained maintenance-related balances or received EOL compensation. For the three and six months ended June 30, 2022, the impairment charges were largely offset by maintenance revenue recognized when we retained maintenance-related balances or received EOL compensation.
During the three months ended March 31, 2022, we also recognized write-offs and impairments of flight equipment of $3.2 billion related to the Ukraine Conflict. Please refer to Note 18—Net charges related to Ukraine Conflict.